SUPPLEMENT DATED SEPTEMBER 28, 2012

TO THE PROSPECTUS FOR PACIFIC SELECT FUND

CLASS I AND P SHARES DATED MAY 1, 2012

This supplement revises the Pacific Select Fund Class I and P Shares prospectus dated May 1, 2012 as supplemented August 24, 2012 (Prospectus), and must be preceded or accompanied by the Prospectus. The changes within this supplement are effective as of the date of the supplement, unless otherwise noted. Remember to review the Prospectus for other important information.

Disclosure Changes to the Portfolio summaries section

Long/Short Large-Cap Portfolio – Effective October 1, 2012, the expenses associated with the Portfolio’s securities lending program will increase. To minimize the impact of increased expenses to the portfolio’s shareholders, Pacific Life Fund Advisors LLC (PLFA), the investment adviser to the portfolio, will waive 0.05% from its advisory fee through April 30, 2014 and the fee paid to J.P. Morgan Investment Management, Inc. for providing sub-advisory services will be reduced by 0.05%. The fee table and expense example will also be replaced with the following:

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management fee	1.00	1.00
Service fee	0.20	0.00
Other expenses	0.82	0.82
Total annual operating expenses	2.02	1.82
Less fee waiver[2]	(0.05)	(0.05)
Total annual operating expenses after fee waiver	1.97	1.77

1   The expense information has been restated to reflect current fees.

2   The investment adviser has contractually agreed to waive its management fee through April 30, 2014. The agreement will terminate: (i) if the investment advisory agreement is terminated or (ii) upon ninety days’ prior written notice by the Fund.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	Class I	Class P
1 year	$200	$180
3 year	$629	$568
5 year	$1,083	$981
10 year	$2,344	$2,133

Mid-Cap Equity Portfolio – Effective January 1, 2013, pursuant to approval by the Fund’s board of trustees, including a majority of independent trustees, at its meeting held on September 11, 2012, Scout Investments, Inc. (Scout) will become the manager of the Mid-Cap Equity Portfolio. All references to the name of the current portfolio manager will be replaced with Scout Investments, Inc. In order to facilitate this change, a portion of the portfolio’s holdings will be sold and new investments purchased in accordance with recommendations by Scout. PLFA, the investment adviser to the portfolio, may begin this transitioning prior to January 1, 2013. PLFA and/or the portfolio may retain a transitioning agent in order to minimize the transaction costs associated with the purchase and sale of portfolio holdings in connection with this manager transition. As described below, certain investment policies and strategies of the Mid-Cap Equity Portfolio will change at that time.

Effective January 1, 2013, the following replaces the second and third paragraph in the Principal investment strategies subsection:

The portfolio will invest primarily in securities of U.S. companies, but may invest up to 20% of its assets in securities of foreign companies, including through American Depositary Receipts (“ADRs”).

The manager seeks to invest in the securities of companies that are expected to benefit from macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals. In making investment decisions, the manager considers fundamental factors such as cash flow, financial strength, profitability, statistical valuation measures, potential or actual catalysts that could move the share price, accounting practices, management quality, risk factors such as litigation, the estimated fair value of the company, general economic and industry conditions, and additional information as appropriate.

Further, effective January 1, 2013, the following is added to the Principal risks subsection:

•

Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

•

Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

Also effective January 1, 2013, the table in the Portfolio management subsection is replaced with the following:

Portfolio Manager and Primary Title with Management Firm	Experience With Portfolio
G. Patrick Dunkerley, CFA, Lead Portfolio Manager	Since 2013
Derek M. Smashey, CFA, Co-Portfolio Manager	Since 2013
John A. Indellicate II, CFA, Co-Portfolio Manager	Since 2013

Portfolio Optimization Conservative Portfolio, Portfolio Optimization Moderate-Conservative Portfolio, Portfolio Optimization Moderate Portfolio, Portfolio Optimization Growth Portfolio and Portfolio Optimization Aggressive-Growth Portfolio (the “Portfolio Optimization Portfolios”):

Each Portfolio Optimization Portfolio’s Annual fund operating expenses table and expense example are replaced with the following:

Portfolio Optimization Conservative Portfolio

Annual fund operating expenses1 (expenses that you pay each year as a percentage of the value of your investment)

Class I
Management fee	0.10
Service fee	0.20
Other expenses	0.01
Acquired fund fees and expenses	0.57
Total annual operating expenses	0.88
Less fee waiver[2]	(0.10)
Total annual operating expenses after fee waiver	0.78

1   The expense information has been restated to reflect current fees.

2   The investment adviser has contractually agreed to waive its management fee through April 30, 2013. The agreement will terminate: (i) if the investment advisory agreement is terminated or (ii) upon ninety days’ prior written notice by the Fund.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

Class I
1 year	$80
3 year	$271
5 year	$478
10 year	$1,075

Portfolio Optimization Moderate-Conservative Portfolio

Annual fund operating expenses1 (expenses that you pay each year as a percentage of the value of your investment)

Class I
Management fee	0.10
Service fee	0.20
Other expenses	0.01
Acquired fund fees and expenses	0.60
Total annual operating expenses	0.91
Less fee waiver[2]	(0.10)
Total annual operating expenses after fee waiver	0.81

1   The expense information has been restated to reflect current fees.

2   The investment adviser has contractually agreed to waive its management fee through April 30, 2013. The agreement will terminate: (i) if the investment advisory agreement is terminated or (ii) upon ninety days’ prior written notice by the Fund.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

Class I
1 year	$83
3 year	$280
5 year	$494
10 year	$1,110

Portfolio Optimization Moderate Portfolio

Annual fund operating expenses1 (expenses that you pay each year as a percentage of the value of your investment)

Class I
Management fee	0.10
Service fee	0.20
Other expenses	0.01
Acquired fund fees and expenses	0.69
Total annual operating expenses	1.00
Less fee waiver[2]	(0.10)
Total annual operating expenses after fee waiver	0.90

1   The expense information has been restated to reflect current fees.

2   The investment adviser has contractually agreed to waive its management fee through April 30, 2013. The agreement will terminate: (i) if the investment advisory agreement is terminated or (ii) upon ninety days’ prior written notice by the Fund.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

Class I
1 year	$92
3 year	$308
5 year	$543
10 year	$1,216

Portfolio Optimization Growth Portfolio

Annual fund operating expenses1 (expenses that you pay each year as a percentage of the value of your investment)

Class I
Management fee	0.10
Service fee	0.20
Other expenses	0.01
Acquired fund fees and expenses	0.74
Total annual operating expenses	1.05
Less fee waiver[2]	(0.10)
Total annual operating expenses after fee waiver	0.95

1   The expense information has been restated to reflect current fees.

2   The investment adviser has contractually agreed to waive its management fee through April 30, 2013. The agreement will terminate: (i) if the investment advisory agreement is terminated or (ii) upon ninety days’ prior written notice by the Fund.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

Class I
1 year	$97
3 year	$324
5 year	$570
10 year	$1,274

Portfolio Optimization Aggressive-Growth Portfolio

Annual fund operating expenses1 (expenses that you pay each year as a percentage of the value of your investment)

Class I
Management fee	0.10
Service fee	0.20
Other expenses	0.01
Acquired fund fees and expenses	0.78
Total annual operating expenses	1.09
Less fee waiver[2]	(0.10)
Total annual operating expenses after fee waiver	0.99

1   The expense information has been restated to reflect current fees.

2   The investment adviser has contractually agreed to waive its management fee through April 30, 2013. The agreement will terminate: (i) if the investment advisory agreement is terminated or (ii) upon ninety days’ prior written notice by the Fund.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

Class I
1 year	$101
3 year	$337
5 year	$591
10 year	$1,320

The second sentence of the second paragraph of each Portfolio Optimization Portfolio’s Principal investment strategies subsection is replaced with the following:

Within the broad asset classes of debt and equity, the portfolio diversifies its holdings by investing in Underlying Portfolios that represent a variety of investment styles and security types, including alternative or non-traditional investment strategies. Alternative or non-traditional investment strategies generally are expected to have low to moderate correlation to traditional equity and fixed income investments and, as a result, may offer diversification benefits.

In the same subsection, the following is added as the fourth paragraph:

The portion of the portfolio invested in alternative or non-traditional investment strategies may be allocated to Underlying Portfolios that, in turn, invest in equity or debt securities or other instruments, which may include, among others:

•	Forward foreign currency contracts;
•	Foreign currency options;
•	High yield debt securities;
•	Swaps (such as interest rate, cross-currency, total return and credit default swaps);
•	Futures on securities, indexes, currencies and other investments; and
•	Precious metals-related equity securities.

In the same subsection, the first sentence of the current fourth paragraph is replaced with the following:

The portfolio may also, at any time, invest in Underlying Portfolios that hold other debt or equity securities or other instruments.

The following is added to each Portfolio Optimization Portfolio’s Principal risks from holdings in Underlying Portfolios subsection:

•

Correlation Risk: While the performance of an Underlying Portfolio that represents an alternative or non-traditional investment strategy is generally expected to have low to moderate correlation with the performance of traditional equity and fixed income investments over long-term periods, the actual performance of such Underlying Portfolio may be correlated with those traditional investments over short- or long-term periods. Should there be periods when such Underlying Portfolio’s performance is correlated with those traditional investments, any intended diversification effect of including such alternative or non-traditional Underlying Portfolio as part of an asset allocation strategy may not be achieved, thereby resulting in increased volatility of an asset allocation strategy that includes the Underlying Portfolio.

Portfolio Optimization Conservative Portfolio: The following is added to the Principal risks from holdings in Underlying Portfolios subsection:

•

Geographic Concentration Risk: Concentrating investments in a single country, a limited number of countries, or a particular geographic region makes the portfolio more susceptible to adverse economic, political, social, regulatory and other developments in that country, countries or region.

Portfolio Optimization Moderate Portfolio, Portfolio Optimization Growth Portfolio and Portfolio Optimization Aggressive-Growth Portfolio: The following is added to the Principal risks from holdings in Underlying Portfolios subsection:

•

Non-Diversification Risk: An Underlying Portfolio that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a diversified portfolio. This increases potential price volatility and the risk that its value could go down because of the poor performance of a single investment or a small number of investments.

•

Short Exposure Risk: When a portfolio takes a short position using derivative instruments in anticipation of a decline in the market price (i.e., spot price or spot rate) of the underlying reference asset, such as entering into a derivative contract to sell a currency at a predetermined price for future delivery (forward foreign currency contract) in anticipation of a decline in the market price of the underlying currency, it is subject to the risk that the reference asset will increase in value, resulting in a loss. Such loss is theoretically unlimited. Short positions also may expose the portfolio to leverage risk.

Portfolio Optimization Growth Portfolio: The following is added to the Principal risks from holdings in Underlying Portfolios subsection:

•

High-Yield or “Junk” Securities Risk: High yield securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), potentially less liquid, and subject to a greater risk of loss, that is they are more likely to default than higher rated securities.

•

Short Sale Risk: A short sale involves the risk that the price at which the portfolio purchases a security to replace the borrowed security may be higher than the price that the portfolio sold the security, resulting in a loss to the portfolio. Such loss is theoretically unlimited. Short sales also involve certain costs and may expose the portfolio to leverage risk.

Portfolio Optimization Aggressive-Growth Portfolio: The following is added to the Principal risks from holdings in Underlying Portfolios subsection:

•

Debt Securities Risk: Debt securities are affected by many factors, including prevailing interest rates, market conditions and market liquidity. Volatility of below investment grade debt securities (including loans), may be relatively greater than for investment grade securities.

•	Regulatory Impact Risk: Certain financial instruments are subject to extensive government regulation, which may change unexpectedly and frequently, and may impact a portfolio significantly.

•

Short Sale Risk: A short sale involves the risk that the price at which the portfolio purchases a security to replace the borrowed security may be higher than the price that the portfolio sold the security, resulting in a loss to the portfolio. Such loss is theoretically unlimited. Short sales also involve certain costs and may expose the portfolio to leverage risk.

•

U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Disclosure Changes to the Additional information about investments, strategies and risks section

Mid-Cap Equity Portfolio – Effective January 1, 2013, the second and third paragraph in the Investments and strategies subsection beginning on page 160 is replaced with the following:

The portfolio will invest primarily in securities of U.S. companies, but may invest up to 20% of its assets in securities of foreign companies, including through American Depositary Receipts (“ADRs”).

The manager seeks to invest in the securities of companies that are expected to benefit from macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals. In making investment decisions, the manager considers fundamental factors such as cash flow, financial strength, profitability, statistical valuation measures, potential or actual catalysts that could move the share price, accounting practices, management quality, risk factors such as litigation, the estimated fair value of the company, general economic and industry conditions, and additional information as appropriate.

In addition, effective January 1, 2013, the sentence preceding the Other (Non-Principal) Risks subsection is replaced with “The manager may also invest in equity securities of smaller and larger-capitalization companies.” Further in the same subsection, the following risks are moved into the Principal Risks subsection:

•	Currency Risk
•	Foreign Markets Risk

Portfolio Optimization Portfolios (All) – The second sentence of the second paragraph in the Investments and strategies subsection beginning on page 174 is replaced with the following:

An asset allocation process is used to determine the portfolio’s target blend between two broad asset classes (equity and debt), as well as investment styles (e.g., value, growth and alternative or non-traditional investment strategies) within each broad asset class and the target allocations among the various Underlying Portfolios, in order to produce the desired risk/return profile.

In addition, the date in the first sentence of the first paragraph on page 175 is replaced with October 1, 2012, and the following is added to the subsequent list of underlying portfolios:

•	Currency Strategies Portfolio
•	Global Absolute Return Portfolio
•	Precious Metals Portfolio

In addition, the following is added to each Portfolio Optimization Portfolio’s Principal Risks subsection:

•	Correlation Risk
•	Short Exposure Risk

Portfolio Optimization Conservative Portfolio – The following risk in the Other (Non-Principal) Risks subsection is moved into the Principal Risks subsection.

•	Geographic Concentration Risk

Portfolio Optimization Moderate Portfolio – The following risk in the Other (Non-Principal) Risks subsection is moved to the Principal Risks subsection.

•	Non-Diversification Risk

Portfolio Optimization Growth Portfolio – The following risks in the Other (Non-Principal) Risks subsection are moved into the Principal Risks subsection.

•	High-Yield or “Junk” Securities Risk
•	Non-Diversification Risk
•	Short Sale Risk

Portfolio Optimization Aggressive-Growth Portfolio – The following risks in the Other (Non-Principal) Risks subsection are moved into the Principal Risks subsection.

•	Debt Securities Risk
•	U.S. Government Securities Risk
•	Non-Diversification Risk
•	Short Sale Risk

In addition, the following risk is added to the Principal Risks subsection:

•	Regulatory Impact Risk

Portfolio Optimization Portfolios (All) – The following is added to each Portfolio Optimization Portfolio’s Other (Non-Principal) Risks subsection:

•	Precious Metals Risk

Disclosure Changes to the Additional Risk Information Subsection

The following is added:

•

Correlation Risk: While the performance of a portfolio that represents an alternative or non-traditional investment strategy is generally expected to have low to moderate correlation with the performance of traditional equity and fixed income investments over long-term periods, the actual performance of such portfolio may be correlated with those traditional investments over short- or long-term periods. Should there be periods when such portfolio’s performance is correlated with those traditional investments, any intended diversification effect of including such alternative or non-traditional portfolio as part of an asset allocation strategy may not be achieved, thereby resulting in increased volatility of an asset allocation strategy that includes the portfolio.

•

Precious Metals Risk: Companies engaged in precious metals-related activities may be adversely affected by drops in the prices of the precious metals themselves, and the prices of precious metals can be volatile. Focusing investments in precious metals-related companies and investments makes the portfolio more susceptible to adverse economic, business, regulatory or other developments affecting precious metals-related companies and investments, and the impact may be disproportionate to the broader market. Fluctuations in the price of precious metals may affect the profitability of companies in these industries, however, changes in the value of companies engaged in a precious metals-related business may not directly correlate with changes in the value of the related precious metal.

•

Short Exposure Risk: When a portfolio takes a short position using derivative instruments in anticipation of a decline in the market price (i.e., spot price or spot rate) of the underlying reference asset, such as entering into a derivative contract to sell a currency at a predetermined price for future delivery (forward foreign currency contract) in anticipation of a decline in the market price of the underlying currency, it is subject to the risk that the reference asset will increase in value, resulting in a loss. For instance, with a non-deliverable forward foreign currency contract, at time of settlement, if the market price of the underlying currency is higher than the price at the time the portfolio entered into the contract (i.e., the predetermined price), the portfolio will be required to pay the difference between the current market price of the currency and the price of the currency at the time the portfolio entered into the contract. The higher the market price is above the price at which the portfolio entered into the contract, the larger the payment made by the portfolio will be at time of settlement. Because there is no limit on how high the market price may rise, such loss is theoretically unlimited. Short positions taken by use of derivatives may expose the portfolio to leverage risk.

Disclosure Changes to the About the managers section

Effective January 1, 2013, the following replaces the table for the current manager of the Mid-Cap Equity Portfolio on page 213:

Scout Investments, Inc.

928 Grand Boulevard, Kansas City, Missouri 64106

Scout Investments, Inc. (Scout) is a nationally recognized institutional investment manager that offers an array of equity and fixed income products. Scout is a wholly-owned subsidiary of UMB Financial Corp. As of June 30, 2012, total assets under management were approximately $22.4 billion.

MID-CAP EQUITY PORTFOLIO

G. Patrick Dunkerley, CFA, Lead Portfolio Manager	Portfolio manager of Scout since 2006. Mr. Dunkerley has more than 19 years investment experience. He earned his BS in Business Administration from the University of Missouri and his MBA from Golden Gate University.

Derek M. Smashey, CFA, Co-Portfolio Manager	Portfolio manager of Scout since 2006. Mr. Smashey has more than 9 years investment experience. Mr. Smashey earned his BS in Finance from Northwest Missouri State University and his MBA from the University of Kansas.

John A. Indellicate II, CFA, Co-Portfolio Manager	Portfolio manager of Scout since 2011 and a quantitative and securities analyst at Scout from 2004 to 2011. Mr. Indellicate has more than 8 years of investment experience. He earned his BA in Economics from Harvard University.

Form No. 15-41024-00

PSFSUP1012

SUPPLEMENT DATED SEPTEMBER 28, 2012

TO THE PACIFIC SELECT FUND

STATEMENT OF ADDITIONAL INFORMATION

Dated September 28, 2012 for the Alternative Strategies Portfolios and Dated May 1, 2012 for the other Portfolios

This supplement revises the Pacific Select Fund Statement of Additional Information dated September 28, 2012 for the Alternative Strategies Portfolios and dated May 1, 2012 for all other Portfolios (“SAI”), and must be preceded or accompanied by the SAI. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the SAI for other important information.

SECURITIES AND INVESTMENT TECHNIQUES

In the Swap Agreements and Options on Swap Agreements section, the sixth sentence in the Risks of Swap Agreements sub-section is replaced with the following:

A Portfolio will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be rated investment grade or better).

ORGANIZATION AND MANAGEMENT OF THE FUND

The following is added to the Investment Advisory Fee Schedules table as a footnote to the Small-Cap Equity Portfolio:

PLFA voluntarily agreed to waive 0.10% of its advisory fee through April 30, 2014 as long as Franklin Advisory Services, LLC and BlackRock Investment Management, LLC remain the Managers of the Portfolio. There is no guarantee that PLFA will continue such waiver after that date.

Effective October 1, 2012, the following is added to the same table as a footnote to the Long/Short Large-Cap Portfolio:

PLFA voluntarily agreed to waive 0.05% of its advisory fee through April 30, 2014 as long as J.P. Morgan Investment Management, Inc. remains the Manager of the Portfolio. There is no guarantee that PLFA will continue such waiver after that date.

INFORMATION ABOUT THE MANAGERS

Effective January 1, 2013, in the Portfolio Management Firms section, information regarding Lazard Asset Management LLC (“Lazard”) is replaced with the following:

Scout Investments, Inc. (“Scout”)

Scout is a nationally recognized institutional investment manager that offers an array of equity and fixed income products. Scout is a wholly-owned subsidiary of UMB Financial Corporation.

Further, all references to Lazard will be replaced with Scout effective January 1, 2013.

Effective October 1, 2012, in the Sub-Advisory Fee Schedules table, the annual sub-advisory fee schedule for JP Morgan regarding the Long/Short Large-Cap Portfolio is replaced with the following:

Manager	Portfolio	Annual Sub-Advisory Fee (as a percentage of average daily net assets)
JP Morgan	Long/Short Large-Cap	0.60%

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Effective January 1, 2013, in the Compensation Structures and Methods section, information regarding Lazard is replaced with the following:

Scout

Scout implements a strategic and comprehensive compensation plan for its portfolio managers that is competitive and within the norm of industry standards. The basic compensation structure combines a fixed base salary supplemented with a variable bonus plan that has the potential to equal base salary. Scout places a strong emphasis on portfolio performance and believes the portfolio manager’s compensation should be a reflection of the success provided to clients of Scout. This philosophy is the basis for offering an overall compensation structure in which performance-based compensation can equal base salary, providing the greatest incentive to align investment management to the client’s success.

The bonus plan incorporates the investment performance of the management team and growth in assets under management generated by new business. Pre-tax investment performance accounts for 80% while new business generation accounts for 20% of the bonus plan structure. Investment performance is evaluated on a 1-year and 3-year time frame based on two factors. Initially, performance is judged against the unmanaged benchmark index assigned to the investment strategy. Next, performance is measured relative to the median investment manager performance in the strategy’s discipline according to the Lipper Mid-Cap Core Fund Index. Finally, performance is assessed on whether the manager was able to achieve the top quartile of the Lipper Mid-Cap Core Fund Index.

Scout employs an incentive stock option program. However, this program currently comprises a very small portion of overall compensation. Scout continually evaluates strategies to keep it competitive in overall compensation and align the structure directly to the success of Scout’s clients. Scout does not enter into any employment contracts or non-compete agreements with any of its investment professionals.

In the Other Accounts Managed section under the Asset Based Fees table, the following information regarding Robin Forrest with respect to the Emerging Markets Debt Portfolio is added; information regarding Y. Dogan Sahin with respect to the Small-Cap Equity Portfolio is replaced with information regarding Steven B. Raineri; and information regarding Sangeeth Peruru with respect to the Technology Portfolio is replaced with information regarding Ajay Diwan:

	ASSET BASED FEES
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio and Portfolio Managers	Number of Accounts	Total Assets In the Accounts	Number of Accounts	Total Assets In the Accounts	Number of Accounts	Total Assets In the Accounts
Emerging Markets Debt
Robin Forrest[2]	10	$1,283,119,218	47	$22,082,070,458	35	$32,128,010,678

Small-Cap Equity
Steven B. Raineri[2]	3	$2,912,203,664	None	N/A	None	N/A

Technology
Ajay Diwan[2]	3	$806,950,082	None	N/A	5	$652,709

[2]	Other Accounts Managed information as of June 30, 2012.

2

Effective January 1, 2013, information regarding the Mid-Cap Equity Portfolio is replaced in its entirety with the following:

	ASSET BASED FEES
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio and Portfolio Managers	Number of Accounts	Total Assets In the Accounts	Number of Accounts	Total Assets In the Accounts	Number of Accounts	Total Assets In the Accounts
Mid-Cap Equity
G. Patrick Dunkerley[5]	1	$1,289,530,471	1	$107,298,094	5	$188,523,307
Derek M. Smashey[5]	1	$1,289,530,471	1	$107,298,094	5	$188,523,307
John A. Indellicate II5	1	$1,289,530,471	1	$107,298,094	5	$188,523,307

[5]	Other Accounts Managed information as of August 31, 2012.

In addition, in the Performance Based Fees table, the following information regarding Robin Forrest is added:

	PERFORMANCE BASED FEES
	Registered InvestmentCompanies		Other Pooled Investment Vehicles		Other Accounts
Portfolio and Portfolio Managers	Number of Accounts	Total Assets In the Accounts	Number of Accounts	Total Assets In the Accounts	Number of Accounts	Total Assets In the Accounts
Emerging Markets Debt
Robin Forrest[1]	None	N/A	15	$12,324,811,441	2	$279,068,052

[1]	Other Accounts Managed information as of June 30, 2012.

Effective January 1, 2013, information in the Performance Based Fees table regarding the Mid-Cap Equity Portfolio is deleted.

Effective January 1, 2013, in the Material Conflicts of Interest section, information regarding Lazard is replaced with the following:

Scout

Scout and its affiliates may have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Portfolio and/or that engage in transactions in the same types of securities and instruments as the Portfolio. Scout has adopted policies and procedures to address the allocation of investment opportunities, the execution of portfolio transactions and other potential conflicts of interest that are designed to ensure that all clients are treated fair and equitably over time. Scout and its affiliates or their clients are or may be actively engaged in transactions in the same securities and instruments in which the Portfolio invests. Such activities could affect the prices and availability of the securities and instruments in which the Portfolio invests, which could have an adverse impact on the Portfolio’s performance. When Scout or an affiliate seeks to purchase or sell the same assets for their managed accounts, including the Portfolio, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable in accordance with Scout’s policies and procedures. In some cases, these transactions may adversely affect the size or price of the assets purchased or sold for the Portfolio. Further, transactions in investments by one or more other accounts or clients advised by Scout may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Portfolio. This may occur when investment decisions regarding the Portfolio are based on research or other information that is also used to support decisions or advice for other accounts. When Scout or one of its other clients implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or

3

strategies for the Portfolio, market impact, liquidity constraints or other factors could result in the Portfolio receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Portfolios could otherwise be disadvantaged. Such transactions, particularly in respect of most proprietary accounts or customer accounts, may be executed independently of the Portfolio’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Portfolio. Employees of Scout, including investment personnel, may buy and sell securities for their own personal accounts that are also bought and sold for the Portfolio. Scout has adopted and enforces a Code of Ethics that requires employees to follow standards of conduct when conducting these personal transactions.

APPENDICES

Effective January 1, 2013, Appendix O regarding Lazard is replaced with the following:

Appendix O

Scout

Proxy Voting Policy

May 2012

Policy Objective

Scout Investments (“SI”) as an investment adviser and a fiduciary to its investment advisory clients has adopted this Policy with the objective of: (i) ensuring that SI votes client securities in the best interest of its clients; and (ii) addressing material conflicts that may arise between SI’s interests and those of its clients.

Policy

SI will vote securities for each client account for which it has authority in a manner solely in the best interest of the client. Voting rights will be exercised on all decisions that have any effect on the value of the security and will be exercised so as to attempt to maximize or protect the value of the security looking at both the short-term and long-term consequences. The exclusive purpose will be to provide benefits to the client by considering those factors that affect the value of the security and give the greatest benefit to the client. Unless the power to vote securities held in a client’s account has been reserved in writing by that client, SI will have the responsibility and authority for voting securities in that client’s account in accordance with this Policy. Notwithstanding the foregoing, SI may not vote every proxy when it determines in good faith that refraining from voting is in the client’s best interests. Examples include, but are not limited to:

1.	Where casting a vote may require extraordinary expense, such as traveling to a foreign country to vote in person or retaining local powers of attorney;
2.	Ballots that are not received on a timely basis;
3.	Inadequate information on the proxy item or where it appears to be no relationship between the proxy vote and underlying investment’s value; or
4.	Where casting a vote may require suspension of the ability to trade the security.

SI may also accept different voting guidelines provided by a client to be use exclusively for voting securities in that client’s account.

Proxy Voting Committee

The Proxy Voting Committee will consist of those individuals designated from time to time by SI’s Chief Executive Officer. Members of the committee will serve at the discretion of the Chief Executive Officer subject to removal or resignation, or termination of the member’s employment with SI.

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Voting

Scout has adopted General Proxy Voting Standards and Guidelines (“Guidelines”). SI has also retained a third-party proxy advisory firm (“Third-Party Proxy Advisory Firm”) to assist in the collection and review of ballots and to provide SI with voting recommendations based upon the Guidelines.

The Proxy Voting Committee will review the Voting Guidelines periodically, but no less often than annually. In conjunction with the Third-Party Proxy Advisory Firm, the Chief Operating Officer will ensure that the following procedures relating to the voting of securities in client accounts are followed:

1.	Collecting voting materials including research, recommendation, other communications relating to the voting and proxy statements or ballots upon receipt;
2.	Providing the voting materials to the appropriate SI associates;
3.	Collecting voting instructions and transmitting the instructions to the appropriate custodian, broker, nominee or other person;
4.	Developing voting records as described in this Policy; and
5.	Provide in writing to any client requesting information on voting of proxies with respect to portfolio securities, the information on how SI voted with respect to the securities held in the client’s account.

It is intended that the Voting Guidelines will be applied with a measure of flexibility. SI may vote securities other than as described in the Guidelines, if SI reasonably believe that it is in its clients’ best interest to do so consistent with the Policy. In these situations, a portfolio manager will submit the voting determination to the Proxy Voting Committee for review and approval. Prior to approving the voting determination, the Proxy Voting Committee will perform a conflicts of interest check on the proxy issue. If a material conflict of interest is identified, the Proxy Voting Committee will follow the procedures described below under Conflicts of Interest. In making these determinations, portfolio managers may rely upon the proxy statement, analysis, commentary and other information respecting the proxy vote in formulating its voting instruction.

Review of Third-Party Proxy Advisory Firm

SI shall review any Third-Party Proxy Advisory Firm periodically, but no less often than annually, consistent with the following measures:

1.	Obtain and review the voting recommendation of the Third Party Proxy Advisory Firm (or their voting guidelines), and review these documents for consistency with this Policy,
2.	Determine that the Third Party Proxy Advisory Firm has the capacity and competency to analyze proxy issues;
3.	Analyze potential conflicts of interest of the Third Party Proxy Advisory Firm with respect to companies the securities of which are the subject of voting recommendations, including procedures to minimize any potential conflicts of interest;
4.	Review the performance of the Third Party Proxy Advisory firm including the record of recommendations and the timeliness of communicating proxy votes.

Conflicts of Interest

Conflicts of interest may include, but are not limited to, where: (i) the issuer of securities is a client of SI, or its affiliates; (ii) the issuer has a material interest in SI or its affiliates; (iii) an officer or director of the issuer is an officer or director of SI or its affiliates; or (iv) the issuer is SI or an affiliate. If in the case a security vote presents the potential for a material conflict of interest between SI and a client, SI will vote the matter in accordance with the recommendation of the Third-Party Proxy Advisory Firm based upon the Guidelines. If no such recommendation is available and the Guidelines do not cover the matter, SI will refer the vote to the client and SI will vote in accordance with the client’s response. For any avoidance of doubt, if the vote is for any UMB Financial Corporation security, the Scout Funds or the securities of any their affiliates, SI will follow the procedures contained in this section.

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Recordkeeping

SI will maintain the following books and records:

1.	A copy of each proxy statement that SI receives regarding client securities. SI may rely on obtaining a copy of a proxy statement from the SEC’s EDGAR system; and
2.	A record of each vote cast by SI on behalf of a client.

SI may rely on a third party to make and retain these records, on SI’s behalf, provided that SI has obtained an undertaking from the third party to provide a copy of the records promptly upon request

SI will also maintain the following books and records:

1.	Each version of this Policy in effect from time to time;
2.	A list of each client account for which SI has been authorized to vote proxies for the client’s securities;
3.	A copy of any document created by SI that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and
4.	A copy of each written client request for information on how SI voted proxies on behalf of the client, and a copy of any written response by SI to any (written or oral) client request for information on how SI voted proxies on behalf of the requesting client.
5.	A copy of each Guidelines in effect.

Form No.	15-41133-00

PSFSAI912

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